Exhibit 99.1

Red Hat Reports Third Quarter Fiscal Year 2008 Results
-	Revenue of $135.4 million, up 28% year-over-year
-	Net Income of $20.3 million, up 39% year-over-year
-	Record Billings and Cash-flow

RALEIGH, NC- December 20, 2007 - Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its third fiscal quarter ended November 30, 2007.  Red Hat's current fiscal year will end February 29, 2008.

Total revenue for the quarter was $135.4 million, an increase of 28% from the year ago quarter and 6% from the prior quarter. Subscription revenue was $115.7 million, up 30% year-over-year and 6% sequentially.

Net income for the quarter was $20.3 million, or $0.10 per diluted share, compared with $18.2 million, or $0.09 per diluted share, for the prior quarter and $14.6 million, or $0.07 per diluted share, in the year ago quarter. Non-GAAP adjusted net income for the quarter was $39.7 million, or $0.19 per diluted share, after adjusting for stock compensation and tax expense as detailed in the tables below. This compares to non-GAAP adjusted net income of $36.9 million, or $0.17 per diluted share, in the prior quarter and $30.1 million, or $0.14 per diluted share, in the year ago period.

Non-GAAP operating cash flow, as detailed in the tables below, totaled $76.7 million for the quarter, up 24% from the year ago quarter and 20% sequentially. Total cash, cash equivalents and investments as of November 30, 2007 were $1.3 billion. At quarter end, Red Hat's total deferred revenue balance was $422.6 million, an increase of 36% year-over-year and 12% sequentially.

Other highlights of the quarter included the following:

-
Red Hat has been named the leader in vendor value and satisfaction by the independent Ziff Davis’ 2007 “CIO Insight Vendor Value” survey, which polls IT executives on the value and reliability delivered by vendors. This marks the third time in four years that the company has been ranked #1 among  all global IT vendors, and the fourth consecutive year Red Hat has been named the most valued enterprise software vendor.  Red Hat also received a remarkable 97% customer loyalty rating from the CIOs polled in the survey.

-
Red Hat introduced the JBoss Advanced Partner Program, that offers value-added resellers (VARs) and systems integrators (SIs) in North America the tools, resources and support to increase their share in the middleware segment. Red Hat has already teamed with over 70 JBoss-specific channel partners worldwide.

"We are very pleased to be recognized by CIO’s for the fourth consecutive year as the most valued Enterprise Software Vendor and best overall IT Vendor for the third time in four years,” stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. “There is a direct correlation between our ability to deliver real business value and the loyalty of our large and growing customer base.  As a result of strong market demand and solid execution from our worldwide organization, we were able to deliver another strong financial performance in the third quarter and we are optimistic about our outlook.”

JBoss World Orlando, the third-annual conference and exhibition, will take place at the Marriott Orlando World Center Resort in Orlando, FL, February 12-15, 2008.  The fourth-annual Red Hat Summit will take place June 18-20, 2008 at the Hynes Convention Center in Boston, MA.

Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event will have ended.

About Red Hat, Inc.

Red Hat, the world's leading open source solutions provider, is headquartered in Raleigh, NC with over 50 offices spanning the globe. CIOs have ranked Red Hat first for value in Enterprise Software for four consecutive years in the CIO Insight Magazine Vendor Value study. Red Hat provides high-quality, affordable technology with its operating system platform, Red Hat Enterprise Linux, together with applications, management and Services Oriented Architecture (SOA) solutions, including the JBoss Enterprise Middleware Suite. Red Hat also offers support, training and consulting services to its customers worldwide. Learn more: www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to the integration of acquisitions; the ability of the Company to effectively compete; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; adverse results in litigation; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition, the forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

LINUX is a trademark of Linus Torvalds. RED HAT and JBOSS are registered trademarks of Red Hat, Inc. and its subsidiaries in the U.S. and other countries.

Tables follow:

For Information:
Kerrin Catallozzi, Corporate Communications
Red Hat
(919) 754-4268
kcatallo@redhat.com

Katrinka McCallum, Investor Relations
Red Hat
(919) 754-4906
investors@redhat.com

RED HAT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands - except per share amounts)

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2007	2006	2007	2006
Revenue:

Subscriptions	$115,732	$88,860	$327,949	$245,300
Training and services	19,649	16,966	53,575	44,202

Total subscription, training and services revenue	135,381	105,826	381,524	289,502

Cost of revenue:

Subscriptions	8,099	6,741	24,192	20,123
Training and services	12,827	10,699	35,062	27,183

Total cost of subscription, training and services revenue	20,926	17,440	59,254	47,306

Total gross profit	114,455	88,386	322,270	242,196

Operating expense:
Sales and marketing	47,653	37,575	139,955	105,883
Research and development	25,930	19,200	71,101	51,084
General and administrative	21,419	18,024	59,013	49,579

Total operating expense	95,002	74,799	270,069	206,546

Income from operations	19,453	13,587	52,201	35,650
Other income, net	14,440	11,113	42,048	31,388
Interest expense	(1,581)	(1,494)	(4,641)	(4,467)

Income before provision for income taxes	32,312	23,206	89,608	62,571
Provision for income taxes	12,029	8,586	34,947	23,151

Net income	$20,283	$14,620	$54,661	$39,420

Net income-diluted	$21,177	$15,543	$57,342	$42,189

Net income per share:
Basic	$0.10	$0.08	$0.28	$0.21
Diluted	$0.10	$0.07	$0.26	$0.19

Weighted average shares outstanding:
Basic	194,038	191,298	194,741	188,379
Diluted	221,547	219,458	222,740	218,591

Diluted net income per share computation:
GAAP Net income, basic	$20,283	$14,620	$54,661	$39,420
Interest expense on convertible debentures, net of related GAAP tax effects	435	449	1,304	1,347
Amortization of debt issuance costs, net of related GAAP tax effects	459	474	1,377	1,422

GAAP Net income, diluted	$21,177	$15,543	$57,342	$42,189

Note: certain prior year amounts have been reclassified to conform with current year presentation.

RED HAT, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

ASSETS
	November 30,	February 28,
	2007	2007
	(unaudited)
Current assets:
Cash and cash equivalents	$586,959	$527,239
Investments in debt securities	454,361	350,827
Accounts receivable, net	108,329	87,973
Prepaid expenses and other current assets	74,126	41,026

Total current assets	1,223,775	1,007,065

Property and equipment, net	58,138	45,258
Goodwill	339,739	328,837
Identifiable intangibles, net	95,778	94,314
Investments in debt securities	288,381	278,028
Other assets, net	31,929	32,352

Total assets	$2,037,740	$1,785,854

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$10,439	$12,062
Accrued expenses	48,176	38,472
Deferred revenue	301,704	249,615
Other current obligations	58	214

Total current liabilities	360,377	300,363

Deferred lease credits	5,103	5,235
Long term deferred revenue	120,890	89,020
Other long term obligations	23,543	-
Convertible debentures	570,000	570,000
Stockholders' equity:
Common stock	21	20
Additional paid-in capital	1,135,002	1,040,892
Accumulated deficit	(50,208)	(92,092)
Treasury stock, at cost	(126,406)	(125,789)
Accumulated other comprehensive loss	(582)	(1,795)

Total stockholders' equity	957,827	821,236

Total liabilities and stockholders' equity	$2,037,740	$1,785,854

Note: certain prior year amounts have been reclassified to conform with current year presentation.

RED HAT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2007	2006	2007	2006

Cash flows from operating activities:
Net income	$20,283	$14,620	$54,661	$39,420
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	8,443	6,594	23,897	17,691
Deferred income taxes	10,343	3,501	28,557	13,003
Share-based compensation expense	9,455	8,495	26,422	24,421
Excess tax benefits from share-based payment arrangements	(17,087)	(2,368)	(44,206)	(5,243)
Provision for doubtful accounts	469	281	856	983
Amortization of debt issuance costs	752	752	2,257	2,256
Other	8	(16)	165	(305)
Changes in operating assets and liabilities net of effects of acquisitions:
Accounts receivable and earnings in excess of billings	(16,986)	(10,446)	(16,741)	(10,628)
Prepaid expenses and other current assets	(1,674)	243	(1,673)	(2,002)
Accounts payable	148	3,030	(1,959)	3,539
Accrued expenses	9,660	9,595	7,278	9,438
Deferred revenue	35,759	25,486	69,181	63,565
Other assets	65	(91)	(132)	(206)

Net cash provided by operating activities	59,638	59,676	148,563	155,932

Cash flows from investing activities:
Purchase of investment securities	(354,569)	-	(863,159)	(7,444)
Proceeds from sales and maturities of investment securities	344,345	166,810	753,303	522,862
Acquisitions of businesses, net of cash acquired	-	(302)	(11,784)	(149,864)
Purchase of property and equipment	(10,971)	(5,766)	(25,752)	(14,751)
Purchase of developed software and other intangible assets	(422)	-	(4,775)	-

Net cash provided by (used in) investing activities	(21,617)	160,742	(152,167)	350,803

Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	17,087	2,368	44,206	5,243
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	-	-	-	306
Proceeds from exercise of common stock options	5,390	2,966	13,920	14,650
Purchase of treasury stock	(482)	(66)	(618)	(1,598)
Structured stock repurchase	-	1,514	-	1,514
Proceeds from other borrowings	-	-	2,898	-
Payments on other borrowings	-	(223)	(757)	(255)

Net cash provided by financing activities	21,995	6,559	59,649	19,860

Effect of foreign currency exchange rates on cash and cash equivalents	2,324	834	3,675	1,850
Net increase in cash and cash equivalents	62,340	227,811	59,720	528,445
Cash and cash equivalents at beginning of the period	524,619	568,181	527,239	267,547

Cash and cash equivalents at end of period	$586,959	$795,992	$586,959	$795,992

Note: certain prior year amounts have been reclassified to conform with current year presentation.

RED HAT, INC.
NON CASH SHARE-BASED COMPENSATION AND RECONCILIATION OF GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2007	2006	2007	2006

Cost of revenue	$583	$558	$1,736	$1,607
Sales and marketing	2,637	2,181	7,587	6,753
Research and development	2,208	1,882	6,452	5,150
General and administration	4,027	3,874	10,647	10,911
Total stock based compensation expense	$9,455	$8,495	$26,422	$24,421

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2007	2006	2007	2006

GAAP net income	$20,283	$14,620	$54,661	$39,420

GAAP provision for income taxes	12,029	8,586	34,947	23,151

GAAP income before provision for income taxes	$32,312	$23,206	$89,608	$62,571

Add: Share-based compensation per FAS 123R	9,455	8,495	26,422	24,421

Non-GAAP adjusted income before provision for income taxes	$41,767	$31,701	$116,030	$86,992

Non-GAAP cash provision for income taxes	$2,088	$1,585	$5,801	$4,350

Non-GAAP adjusted net income	$39,679	$30,116	$110,229	$82,642

Non-GAAP adjusted net income-diluted	$41,071	$31,508	$114,404	$86,817

Non-GAAP adjusted net income per share:
Basic	$0.20	$0.16	$0.57	$0.44
Diluted	$0.19	$0.14	$0.51	$0.40

Non-GAAP diluted net income per share computation:
Non-GAAP adjusted net income	$39,679	$30,116	$110,229	$82,642
Interest expense on convertible debentures, net of related 5% cash tax effects	677	677	2,031	2,031
Amortization of debt issuance costs, net of related 5% cash tax effects	715	715	2,144	2,144

Non-GAAP adjusted net income-diluted	$41,071	$31,508	$114,404	$86,817

Reconciliation of GAAP cash flows from operating activities to non-GAAP adjusted cash flows from operating activities

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2007	2006	2007	2006

GAAP net cash provided by operating activities	$59,638	$59,676	$148,563	$155,932

Add: Excess tax benefits from share-based payment arrangements	17,087	2,368	44,206	5,243

Non-GAAP net cash provided by operating activities	$76,725	$62,044	$192,769	$161,175

RED HAT, INC.
RECONCILIATION OF GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2007	2006	2007	2006

GAAP Gross profit	$114,455	$88,386	$322,270	$242,196

Add: Non-cash share-based compensation per FAS 123R	583	558	1,736	1,607

Non-GAAP gross profit	$115,038	$88,944	$324,006	$243,803

Non-GAAP gross margin	85%	84%	85%	84%

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2007	2006	2007	2006

GAAP operating expenses	$95,002	$74,799	$270,069	$206,546

Deduct: Non-cash share-based compensation per FAS 123R	(8,872)	(7,937)	(24,686)	(22,814)

Non-GAAP adjusted operating expenses	$86,130	$66,862	$245,383	$183,732

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2007	2006	2007	2006

GAAP operating income	$19,453	$13,587	$52,201	$35,650

Add: Non-cash share-based compensation per FAS 123R	9,455	8,495	26,422	24,421

Non-GAAP adjusted operating income	$28,908	$22,082	$78,623	$60,071

Non-GAAP adjusted operating margin	21.4%	20.9%	20.6%	20.7%